INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 5 – INCOME TAXES

The Company follows FASB ASC 740-10-10 whereby an entity recognizes deferred tax assets and liabilities for future tax consequences or events that have been previously recognized in the Company’s financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on provisions of enacted tax law. The effects of future changes in tax laws or rates are not anticipated.

At December 31, 2015 the Company has a net operating loss (“NOL”) that approximates $30.0 million. Consequently, the Company may have NOL carryforwards available for federal income tax purposes, which would begin to expire in 2019. Due to changes in ownership, a portion of the NOL carryforward may be subject to certain annual limitations imposed under Section 382 of the Internal Revenue Code. Deferred tax assets would arise from the recognition of anticipated utilization of these net operating losses to offset future taxable income.

The income tax benefit (provision) consists of the following:

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014

Current	$(1,653,000)	$(5,505,000)
Deferred	(395,000)	(372,000)
Change in valuation allowance	2,048,000	5,877,000

	$-	$-

The following is a reconciliation of the tax derived by applying the U.S. Federal Statutory Rate of 35% to the earnings before income taxes and comparing that to the recorded tax provisions:

	2015		2014
	Amount	%	Amount	%
U.S federal income tax benefit at federal statutory rate	$(806,000)	(36)	$(2,771,000)	(35)
State tax, net of federal tax effect	(135,000)	(6)	(463,000)	(6)
Non-deductible changes in derivative liability and share based transactions	(1,107,000)	(53)	(2,639,000)	(33)
Other	-	-	(4,000)	-
Change in valuation allowance	2,048,000	95	5,877,000	74

	$-	-	$-	-

The primary components of the Company’s December 31, 2015 and 2014 deferred tax assets, liabilities and related valuation allowance are as follows:

	December 31,	December 31,
	2015	2014

Deferred tax asset for NOL carryforwards	$12,303,000	$10,649,000
Deferred tax liability for intangibles	(165,000)	(165,000)
Share based compensation	4,589,000	4,205,000
Non deductible accrued expenses	10,000	-
Valuation allowance	(16,737,000)	(14,689,000)

	$-	$-

Management has determined that the realization of the net deferred tax asset is not assured and has created a valuation allowance for the entire amount of such benefits.

The Company follows FASB ASC 740-10, which provides guidance for the recognition and measurement of certain tax positions in an enterprise’s financial statements. Recognition involves a determination whether it is more likely than not that a tax position will be sustained upon examination with the presumption that the tax position will be examined by the appropriate taxing authority having full knowledge of all relevant information.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the consolidated statement of operations. As of December 31, 2015 and 2014, the Company had no unrecognized tax benefits. There were no changes in the Company’s unrecognized tax benefits during the years ended December 31, 2015 and 2014. The Company did not recognize any interest or penalties during 2015 and 2014 related to unrecognized tax benefits.